UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 16, 2005

IT&E International Group

(Exact name of registrant as specified in its charter)

Nevada	000-50095	77-0436157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Lomas Santa Fe Drive, Suite 200, Solana Beach, California		92075
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  858-366-0970

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The registrant filed a Current Report on Form 8-K with the Securities and Exchange Commission on November 16, 2005 (the “Initial Filing”), as amended on January 4, 2006, relating to, among other things, the private placement of the registrant’s senior secured convertible promissory notes with certain purchasers as set forth therein and the acquisition of substantially all of the assets of Millennix Inc. (“Millennix”).  This Amendment No. 2 to the Initial Filing is being filed for the purpose of (i) amending and restating paragraph 2 under the heading “The Private Placement” in Item 1.01 of the Initial Filing to accurately reflect the rights and obligations of the parties with respect to the timing of various closings of the Private Placement and the number of the warrants to be issued in connection with the Private Placement; (ii) amending and restating paragraph 1 under the heading “The Millennix Acquisition” in Item 1.01 of the Initial Filing to disclose that as part of the compensation for acquiring the assets of Millennix, the registrant issued fully vested stock options to certain Millennix employees; (iii) including an amended and restated table disclosing the accurate number of options granted to certain Millennix employees as discussed under the heading “The Millennix Acquisition” in Item 1.01 of the Initial Filing; (iv) amending and restating paragraph 2 under the heading “The Laurus Amendment” in Item 1.01 of the Initial Filing to provide updated disclosure regarding the filing of a registration statement covering the shares of common stock issuable upon the exercise of the Laurus Warrant; and (v) providing the financial information required by Item 9.01 that the registrant indicated in the Initial Filing it would include at a later date.  The financial information is attached as Exhibits 99.1, 99.2 and 99.3 to this report.  Items 1.01 and 9.01 are restated in their entirety below.  Except as set forth above, no other changes are being made to the Initial Filing.

Item 1.01               Entry into a Material Definitive Agreement.

The Private Placement

On November 9, 2005, in connection with the private placement of the registrant’s senior secured convertible promissory notes (“Private Placement”) to certain investors (collectively, the “Purchasers”), the registrant entered into the following agreements:  (i) a Securities Purchase Agreement, (ii) senior secured convertible promissory notes in the aggregate principal amount of $7,000,000, (iii) warrants to purchase an aggregate of 49,999,985 shares of common stock of the registrant, (iv) a Registration Rights Agreement; (v) a Security Agreement, and (vi) Lock-Up Agreements.

The Securities Purchase Agreement obligates the registrant to issue senior secured convertible promissory notes (the “Senior Notes”) in the aggregate principal amount of up to $11,500,000 and warrants to purchase an additional 82,142,832 shares of common stock of the registrant (the “Initial Warrants”).  At the initial closing, the registrant issued Senior Notes in the aggregate principal amount of $7,000,000 and Initial Warrants to purchase 49,999,985 shares of common stock of the registrant.  The Securities Purchase Agreement also obligates the registrant to issue to Purchasers and Purchasers to purchase Senior Notes in the aggregate principal amount of $3,000,000 and Initial Warrants to purchase 21,428,565 shares of common stock of the registrant no later than December 31, 2005 (the “Second Closing”).  The registration, pursuant to the Securities Purchase Agreement, has also given the Purchasers the right to purchase additional Senior Notes in the principal amount of up to $1,500,000 and Initial Warrants to purchase up to 10,714,282 shares of common stock.  In addition, pursuant to the Securities Purchase Agreement, the registrant has given ComVest Investment Partners II LLC (“ComVest”) the right to purchase an additional Senior Note in the principal amount of up to $5,000,000 and warrants to purchase up to an additional 35,714,275 shares of common stock (the “Option Warrants” and together with the Initial Warrants, the “Warrants”) for a period of six (6) months after November 9, 2005 (the “ComVest Option”).

Upon the due authorization of the registrant’s Series D Convertible Preferred Stock and the filing of the Certificate of Designations setting forth the rights, privileges and preferences of such Series D Convertible Preferred Stock (the “Certificate of Designations), the Senior Notes shall automatically convert into a number of shares of the registrant’s Series D Convertible Preferred Stock (“Series D Preferred Stock”) equal to the total outstanding principal amount under all issued and outstanding Senior Notes divided by $1,000.  The Certificate of Designations will be filed with the relevant Secretary of State on the date that is twenty (20) days after the date on which a definitive Schedule 14C Information Statement related to the approval of such Series D Preferred Stock by the registrant’s shareholders is first mailed to registrant’s shareholders.  Pursuant to the Securities Purchase Agreement, the registrant is obligated to file a preliminary Schedule 14C Information Statement related thereto within fourteen

(14) days after November 9, 2005.   If the Senior Notes have not been converted into shares of Series D Preferred Stock prior to March 10, 2006, the Senior Notes will begin to accrue interest at a rate of 12% per annum, and the holder may demand repayment at any time after March 10, 2006.  Each share of Series D Preferred Stock shall be convertible at the option of the holder into 14,285.71 shares of registrant’s common stock.  Therefore, assuming the issuance of Senior Notes in the aggregate principal amount of $11,500,000, the automatic conversion of such Senior Notes into 11,500 shares of Series D Preferred Stock, such Series D Preferred Stock would be convertible into approximately 164,285,665 shares of the registrant’s common stock.

The Registration Rights Agreement obligates the registrant to file a registration statement covering (i) the shares of common stock issuable upon conversion of the Series D Preferred Stock, (ii) the shares of common stock issuable upon exercise of the Warrants, and (iii) certain additional shares of common stock of the registrant within fifteen (15) days after the full exercise or expiration of the ComVest Option.  If the registrant fails to file a registration statement on or before such date or if the registrant fails to have the registration statement declared effective within three (3) months after the Filing Date, the registrant must pay liquidated damages to the holders of the securities to be registered thereunder in the amount of $100,000 per month.

Pursuant to the Security Agreement, the registrant has granted to the holders of the Senior Notes a security interest in all of the assets of the registrant as security for the registrant’s performance of its obligations under the Senior Notes.

In addition, in connection with the Private Placement, the registrant entered into Lock-Up Agreements with each of the following individuals:  Peter Sollenne, Kelly Alberts, Anthony Allocca, David Vandertie, Dr. Gene Resnick, Margaret Barbetti, John Garizio and Russell Sobel.  In general, the Lock-Up Agreements preclude each of the foregoing individuals from directly or indirectly offering, selling, pledging, contracting to sell (including any short sale), granting any option to purchase, entering into any contract to sell or otherwise disposing of or transferring any shares of common stock or other equity securities of the registrant (the “Restricted Shares”), except as follows: (i) 25% of such holder’s Restricted Shares may be sold by the holder upon the later of six months after November 9, 2005 or the date on which a registration statement covering the resale of the shares of common stock issuable upon exercise of the Warrants and the shares issuable upon conversion of the Series D Preferred Stock is declared effective by the SEC, and (ii) after sales permitted by (i), an additional 37.5% of the holder’s Restricted Shares may be sold if the purchase price obtained by such selling holder is $0.75 or more, or (iii) after (i) and (ii), any remaining amount of Restricted Shares may be sold by the holder after November 9, 2008 (the “Lock-Up Period”).

The Millennix Acquisition

On November 9, 2005, the registrant entered into an Asset Purchase Agreement pursuant to which the registrant purchased substantially all of the assets of Millennix Inc. (“Millennix”).  Millennix is a contract research organization located in the State of New York.  The purchase price paid for such assets was $1,100,000 in cash, 10,416,667 shares of the registrant’s common stock (the “Acquisition Shares”) and a possible additional $1,400,000 in cash, contingent on the achievement of certain earnout milestones.  Further, in connection with the acquisition of the Millennix assets, the registrant also assumed certain liabilities of Millennix, including, without limitation, the amounts outstanding under certain promissory notes in the aggregate principal amount of approximately $850,000.  Additionally, in connection with the acquisition of the Millennix assets, the registrant also issued fully vested options to purchase common stock of the registrant to certain Millennix employees as set forth in the table below.  A portion of the proceeds from the Private Placement was used to fund the cash portion of the consideration paid by the registrant for the Millennix assets.

Pursuant to the Asset Purchase Agreement, Dr. Gene Resnick, the sole shareholder of Millennix is obligated to indemnify the registrant for breaches of the representations and warranties of Millennix contained in the Asset Purchase Agreement for a period of twenty-four (24) months after the closing of the acquisition of Millennix up to a maximum aggregate amount of $275,000.  The registrant entered into an Indemnity Escrow Agreement with Dr. Resnick and Union Bank of California, pursuant to which the registrant deposited $110,000 of the cash portion of the purchase price for the Millennix assets with Union Bank of California as partial security for the indemnification obligations of Millennix and Dr. Resnick.  Any funds remaining in the escrow account twelve (12) months after the closing of the acquisition of Millennix will be released to Millennix (subject to the existence of any outstanding and unresolved claims).

In addition, in connection with the acquisition of the Millennix assets, the registrant entered into a Registration Rights Agreement with the sole shareholder of Millennix granting such shareholder piggy-back registration rights with respect to the Acquisition Shares, and the registrant entered into Employment Agreements and Non-Competition and Non-Solicitation Agreements with the following individuals:  Dr. Gene Resnick, Margaret Barbetti, John Garizio and Russell Sobel.  The registrant also granted options to purchase common stock of the registrant to certain Millennix employees as follows:

Name	Options Granted	Exercise Price	Vesting Schedule
Gene Resnick	1,000,000	$0.17	25% to vest on first anniversary of grant date; remainder to vest in equal monthly installments over 36 months

Margaret Barbetti	650,000	$0.17	25% to vest on first anniversary of grant date; remainder to vest in equal monthly installments over 36 months

Russell Sobel	500,000	$0.17	25% to vest on first anniversary of grant d ate; remainder to vest in equal monthly installments over 36 months

John Garizio	500,000	$0.17	25% to vest on first anniversary of grant date; remainder to vest in equal monthly installments over 36 months

Margaret Barbetti	2,361,111	$0.17	Fully vested

Russell Sobel	555,556	$0.17	Fully vested

John Garizio	555,556	$0.17	Fully vested

The Laurus Amendment

The registrant had previously entered into the following agreements with Laurus Master Fund, Ltd. (“Laurus”):  (i) a Secured Convertible Term Note, dated October 18, 2004 (the “Laurus Note”); (ii) a Common Stock Purchase Warrant, dated October 18, 2004 (the “Laurus Warrant”); (iii) a Registration Rights Agreement, dated October 18, 2004 (“Registration Rights Agreement”); and (iv) the Securities Purchase Agreement, dated October 18, 2004, as amended (the “Securities Purchase Agreement” and together with the Laurus Note, the Laurus Warrant and the Registration Rights Agreement and the additional agreements referenced therein, the “Loan Documents”).

On November 9, 2005, the registrant entered into an amendment to the Loan Documents (the “Amendment”).  Pursuant to the Amendment, the registrant pre-paid the entire amount outstanding under the Laurus Note including all outstanding principal and accrued interest together with a pre-payment penalty of $650,000.  In addition, the registrant amended the Laurus Warrant to reduce the exercise price of such Laurus Warrant to $0.22 per share.  The Amendment also provides that the shares of registrant’s common stock issuable upon the exercise of the Laurus Warrant are to be registered in the registrant’s next registration statement but in any event the shares will be registered no later than December 31, 2005.  The registrant has not yet filed a registration statement covering the shares of common stock issuable upon the exercise of the Laurus Warrant.  Laurus is entitled to liquidated damages in an amount equal to 2% of the original principal amount of the Laurus Note, with the original principal amount of the Laurus Note being $5,000,000, for each thirty day period (prorated for partial periods) after December 31, 2005 for which a registration statement covering the shares of common stock issuable upon the exercise of the Laurus Warrant has not been filed.

Employment Agreements

On November 9, 2005, the registrant entered into an Employment Agreement with Peter Sollenne (the “Sollenne Agreement”).  The Sollenne Agreement is for a term of two (2) years and provides that Mr. Sollenne shall be paid an annual base salary of $259,000.  In addition, Mr. Sollenne is eligible to receive an annual bonus as determined by the registrant’s board of directors.  If Mr. Sollenne is terminated without “cause” or resigns for “good reason” as those terms are defined in the Sollenne Agreement, then the registrant is obligated to pay Mr. Sollenne an amount equal to the greater of twelve (12) months annual base salary or the amount of base salary Mr. Sollenne would have been paid from the date of termination until the end of the employment term.  In addition, in connection with entering into the Sollenne Agreement, the registrant granted Mr. Sollenne an option to purchase 2,500,000 shares of the registrant’s common stock at an exercise price of $0.17 per share with the shares subject to the option vesting at a rate of 25% on the first anniversary of the grant date and the remainder of the shares subject to the option vesting in equal monthly installments over the next 36 months.

On November 9, 2005, the registrant entered into an Employment Agreement with Kelly Alberts (the “Alberts Agreement”).  The Alberts Agreement is for a term of two (2) years and provides that Mr. Alberts shall be paid an annual base salary of $259,000.  In addition, Mr. Alberts is eligible to receive an annual bonus as determined by the registrant’s board of directors.  If Mr. Alberts is terminated without “cause” or resigns for “good reason” as those terms are defined in the Alberts Agreement, then the registrant is obligated to pay Mr. Alberts an amount equal to the greater of twelve (12) months annual base salary or the amount of base salary Mr. Alberts would have been paid from the date of termination until the end of the employment term.  In addition, in connection with entering into the Alberts Agreement, the registrant granted Mr. Alberts an option to purchase 2,500,000 shares of the registrant’s common stock at an exercise price of $0.17 per share with the shares subject to the option vesting at a rate of 25% on the first anniversary of the grant date and the remainder of the shares subject to the option vesting in equal monthly installments over the next 36 months.

On November 9, 2005, the registrant entered into an Employment Agreement with Anthony Allocca (the “Allocca Agreement”).  The Allocca Agreement is for a term of two (2) years and provides that Mr. Allocca shall be paid an annual base salary of $175,000.  In addition, Mr. Allocca is eligible to receive an annual bonus as determined by the registrant’s board of directors.  If Mr. Allocca is terminated without “cause” or resigns for “good reason” as those terms are defined in the Allocca Agreement, then the registrant is obligated to pay Mr. Allocca an amount equal to the greater of twelve (12) months annual base salary or the amount of base salary Mr. Allocca would have been paid from the date of termination until the end of the employment term.  In addition, in connection with entering into the Allocca Agreement, the registrant granted Mr. Allocca an option to purchase 1,250,000 shares of the registrant’s common stock at an exercise price of $0.17 per share with the shares subject to the option vesting at a rate of 25% on the first anniversary of the grant date and the remainder of the shares subject to the option vesting in equal monthly installments over the next 36 months.

On November 9, 2005, the registrant entered into an Employment Agreement with David Vandertie (the “Vandertie Agreement”).  The Vandertie Agreement is for a term of two (2) years and provides that Mr. Vandertie shall be paid an annual base salary of $184,000.  In addition, Mr. Vandertie is eligible to receive an annual bonus as determined by the registrant’s board of directors.  If Mr. Vandertie is terminated without “cause” or resigns for “good reason” as those terms are defined in the Vandertie Agreement, then the registrant is obligated to pay Mr. Vandertie an amount equal to six (6) months annual base salary.  In addition, in connection with entering into the Vandertie Agreement, the registrant granted Mr. Vandertie an option to purchase 800,000 shares of the registrant’s common stock at an exercise price of $0.17 per share with the shares subject to the option vesting at a rate of 25% on the first anniversary of the grant date and the remainder of the shares subject to the option vesting in equal monthly installments over the next 36 months.

On November 9, 2005, the registrant entered into an Employment Agreement with Dr. Gene Resnick (the “Resnick Agreement”).  The Resnick Agreement is for a term of two (2) years and provides that Dr. Resnick shall be paid an annual base salary of $240,000.  In addition, Dr. Resnick is eligible to receive an annual bonus as determined by the registrant’s board of directors.  If Dr. Resnick is terminated without “cause” or resigns for “good reason” as those terms are defined in the Resnick Agreement, then the registrant is obligated to pay Dr. Resnick an amount equal to the greater of twelve (12) months annual base salary or the amount of base salary Dr. Resnick would have been paid from the date of termination until the end of the employment term.  In addition, in connection with entering into the Resnick Agreement, the registrant granted Dr. Resnick an option to purchase 1,000,000 shares of the registrant’s common stock at an exercise price of $0.17 per share with the shares subject to the option vesting at a rate of 25% on the first anniversary of the grant date and the remainder of the shares subject to the option vesting in equal monthly installments over the next 36 months.

Item 9.01               Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired.

The audited financial statements of Millennix Inc. as of and for the fiscal years ended December 31, 2004 and 2003 and the unaudited financial statements as of and for the nine month period ended September 30, 2005 are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated in their entirety herein by reference.

(b)     Pro forma financial information.

The unaudited pro forma financial information as of September 30, 2005 and for the nine months ended September 30, 2005 and for the twelve months ended December 31, 2004, respectively, are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(d)     Exhibits

Number	Description
2.1	Asset Purchase Agreement dated November 9, 2005 between the registrant, Millennix Inc. and Gene Resnick, M.D.*

4.4	Form of Senior Secured Promissory Note*

4.5	Form of Warrant*

10.4	Amendment dated November 9, 2005 between the registrant and Laurus Master Fund Ltd.*

10.5	Securities Purchase Agreement dated November 9, 2005 between the registrant, ComVest Investment Partners II LLC and the additional purchasers set forth on the signature pages thereto*

10.6	Registration Rights Agreement dated November 9, 2005 between the registrant, ComVest Investment Partners II LLC and the additional purchasers set forth on the signature pages thereto*

10.7	Security Agreement dated November 9, 2005, between the registrant, ComVest Investment Partners II LLC and the additional secured parties set forth in the signature pages thereto*

10.8	Form of Officer, Director and Securityholder Lock-Up Agreement*

10.9	Indemnity Escrow Agreement dated November 9, 2005 between the registrant and Gene Resnick, M.D.*

10.10	Registration Rights Agreement dated November 9, 2005 between the registrant and Gene Resnick, M.D.*

10.11	Employment Agreement dated November 9, 2005 between the registrant and Peter Sollenne*

10.12	Employment Agreement dated November 9, 2005 between the registrant and Anthony Allocca*

10.13	Employment Agreement dated November 9, 2005 between the registrant and Kelly Alberts*

10.14	Employment Agreement dated November 9, 2005 between the registrant and David Vandertie*

10.15	Employment Agreement dated November 9, 2005 between the registrant and Gene Resnick, M.D.*

10.16	Advisory Agreement dated November 9, 2005 between the registrant and ComVest Advisors LLC**

23.1	Consent of Beckstead and Watts, LLP

99.1	Audited financial statements of Millennix Inc. as of and for the fiscal years ended December 31, 2004 and 2003

99.2	Unaudited financial statements of Millennix Inc. as of and for the nine months ended September 30, 2005

99.3	Unaudited pro forma condensed combined financial information as of September 30, 2005 and for the nine months ended September 30, 2005 and for the twelve months ended December 31, 2004, respectively

* Previously filed on the Company’s Current Report on Form 8-K filed on November 16, 2005.

** Previously filed on the Company’s Current Report on Form 8-K/A filed on January 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IT&E International Group

	By:	/s/ Peter Sollenne
Peter Sollenne
Chief Executive Officer

Dated: January 26, 2006